EXHIBIT 99.2

                            GABLES RESIDENTIAL TRUST

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
         (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


The unaudited consolidated statements of operations are presented as if the Company acquired Pin Oak Green and Pin Oak Park Apartments as of the beginning of each period presented. In management's opinion, all adjustments necessary to present fairly the effects of the partnership acquisitions have been made.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the partnerships as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.


                            GABLES RESIDENTIAL TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1996
                      (UNAUDITED AND AMOUNTS IN THOUSANDS,
                            EXCEPT PER SHARE AMOUNTS)
                                                                           PIN OAK
                                                                           GREEN &          ADDITIONAL
                                                             COMPANY     PIN OAK PARK        PRO FORMA      COMPANY
                                                            HISTORICAL    APARTMENTS        ADJUSTMENTS    PRO FORMA
                                                            ----------    ----------        -----------    ---------
Rental revenues .......................................      $ 22,139     $  2,372 (A)      $               $ 24,511
Other property revenues ...............................         1,061           37 (A)                         1,098
                                                               ------       ------            -------       --------
 Total property revenues ..............................        23,200        2,409                            25,609

Property management - third party .....................           980                                            980
Other .................................................           262                                            262
                                                               ------       ------            -------       --------
 Total revenues .......................................        24,442        2,409                            26,851
                                                               ------       ------            -------       --------
Property operating and maintenance
 (exclusive of items shown separately below)...........         8,070          843 (A)                         8,913
Depreciation and amortization .........................         3,732                             445 (B)      4,177
Amortization of deferred financing costs ..............           350                                            350
Property management - owned ...........................           657                                            657
Property management - third party .....................           769                                            769
General and administrative ............................           713                                            713
Abandoned real estate pursuit costs ...................             1                                              1
Interest ..............................................         3,808                           1,161 (C)      4,969
Credit enhancement fees ...............................           164                                            164
                                                               ------       ------            -------       --------
 Total expenses .......................................        18,264          843              1,606         20,713
                                                               ------       ------            -------       --------

 Income before equity in income
 of joint ventures and interest income ................         6,178        1,566             (1,606)         6,138
Equity in income of joint ventures ....................            49                                             49
Interest income .......................................            99                                             99
                                                             --------       ------            -------       --------
 Income before minority interest
 and extraordinary loss, net ..........................         6,326        1,566             (1,606)         6,286

 Minority interest of unitholders
 in Operating Partnership .............................        (1,126)                              7 (D)     (1,119)
                                                              --------       ------            -------       -------
Income before extraordinary loss, net .................         5,200        1,566             (1,599)         5,167

Extraordinary loss, net of minority interest ..........          (520)                                          (520)
                                                             --------       ------            -------        -------
Net income ............................................      $  4,680       $1,566            ($1,599)      $  4,647
                                                             ========       ======            ========       =======
Weighted average number of shares outstanding .........        15,293                                         15,293
                                                             ========                                        =======
PER SHARE INFORMATION:
Income before extraordinary loss, net .................      $   0.34                                       $   0.34
                                                             ========                                       ========
Net income ............................................      $   0.31                                       $   0.30
                                                             ========                                       ========

       The accompanying notes are an integral part of this statement.



                            GABLES RESIDENTIAL TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31,1995
                      (UNAUDITED AND AMOUNTS IN THOUSANDS,
                           EXCEPT PER SHARE AMOUNTS)
                                                                     PIN OAK
                                                                     GREEN &          ADDITIONAL
                                                     COMPANY       PIN OAK PARK        PRO FORMA       COMPANY
                                                    HISTORICAL      APARTMENTS        ADJUSTMENTS     PRO FORMA
                                                    ----------      ----------        -----------     ---------
Rental revenues ...........................         $ 72,703          $9,200 (A)      $               $ 81,903
Other property revenues ...................            3,268             140 (A)                         3,408
                                                    --------          ------          ------          --------
 Total property revenues ..................           75,971           9,340                            85,311

Property management - third party .........            4,289                                             4,289
Other .....................................            1,500                                             1,500
                                                    --------          ------          ------          --------
 Total revenues ...........................           81,760           9,340                            91,100
                                                    --------          ------          ------          --------
Property operating and maintenance
(exclusive of items shown separately below)           28,228           3,414 (A)                        31,642
Depreciation and amortization .............           12,669                           1,778 (B)        14,447
Amortization of deferred financing costs ..              932                                               932
Property management - owned ...............            2,170                                             2,170
Property management - third party .........            3,178                                             3,178
General and administrative ................            2,736                                             2,736
Abandoned real estate pursuit costs .......              133                                               133
Interest ..................................           13,088                           4,642 (C)        17,730
Credit enhancement fees ...................              710                                               710
                                                    --------          ------         -------          --------
 Total expenses ...........................           63,844           3,414           6,420            73,678
                                                    --------          ------         -------          --------
 Income before equity in income
 of joint ventures and interest income ....           17,916           5,926          (6,420)           17,422
Equity in income of joint ventures ........               64                                                64
Interest income ...........................              389                                               389
                                                    --------          ------         -------          --------
 Income before minority interest
 and extraordinary loss, net ..............           18,369           5,926          (6,420)           17,875

 Minority interest of unitholders in
 Operating Partnership ....................           (4,029)                            108 (D)        (3,921)
                                                    --------          ------         -------          --------
Income before extraordinary loss, net .....           14,340           5,926          (6,312)           13,954

Extraordinary loss,
  net of minority interest ................             (784)                                             (784)
                                                    --------          ------          -------         --------
Net income ................................         $ 13,556          $5,926         ($6,312)         $ 13,170
                                                    ========          ======         ========         ========
Weighted average number of shares
outstanding ...............................           11,436                                            11,436
                                                    ========                                          ========
PER SHARE INFORMATION:
Income before extraordinary loss, net .....         $   1.25                                         $    1.22
                                                    ========                                          ========
Net income ................................         $   1.19                                          $   1.15
                                                    ========                                          ========

The accompanying notes are an integral part of this statement.


                            Gables Residential Trust

                  Notes and Assumptions to Unaudited Pro Forma
                     Consolidated Statements of Operations
                             (Dollars in Thousands)

(A)Reflects rental revenues, other property revenues and property operating and maintenance expenses (exclusive of depreciation expense) for Pin Oak Green and Pin Oak Park Apartments (the "Partnerships") acquired on April 23, 1996.

(B)Reflects depreciation expense for the Partnerships acquired on April 23, 1996.

(C)Reflects interest expense associated with borrowings under the Company's unsecured revolving credit facility which were utilized to acquire the Partnerships. The Company's borrowings bear interest at LIBOR plus 1.65%. If interest rates under the unsecured revolving credit facility fluctuated 0.125%, interest costs on the pro forma credit facility indebtedness would increase or decrease by approximately $82 on an annualized basis.

(D)Reflects  the  portion  of  all  of  the  preceding  pro  forma   adjustments
   attributable   to  the  minority   interest   unitholders  in  the  Operating
   Partnership.

                            Gables Residential Trust


                      Pro Forma Consolidated Balance Sheet
                              As of March 31, 1996
         (Unaudited and amounts in thousands, except per share amounts)


The unaudited pro forma consolidated balance sheet is presented as if the April 23, 1996 acquisition of Pin Oak Green and Pin Oak Park Apartments had occurred as of March 31, 1996.

The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1996 nor does it purport to represent the future financial position of the Company.


                                    GABLES RESIDENTIAL TRUST
                              PRO FORMA CONSOLIDATED BALANCE SHEET
                                         MARCH 31, 1996
                 (UNAUDITED AND DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                   PRO FORMA
                                                   COMPANY        ACQUISITION        COMPANY
                                                  HISTORICAL    ADJUSTMENTS (A)     PRO FORMA
                                                  ----------    ---------------     ---------
ASSETS:
Real estate assets:
   Land                                             $75,975          $13,745         $89,720
   Building                                         417,449           48,786         466,235
   Furniture, fixtures and equipment                 35,981            2,791          38,772
   Construction in progress                          74,903                           74,903
   Land held for future development                   2,148                            2,148
                                                    -------           ------         -------
    Real estate assets before accumulated
    depreciation                                    606,456           65,322         671,778
   Less:  accumulated depreciation                  (60,974)                         (60,974)
                                                   -------            ------         -------

    Net real estate assets                          545,482           65,322         610,804

Cash and cash equivalents                             8,509                            8,509
Restricted cash                                       4,597                            4,597
Deferred charges, net                                 5,858                            5,858
Other assets, net                                     9,358            (250)           9,108
                                                     ------           ------           -----
 Total assets                                      $573,804          $65,072        $638,876
                                                    =======          =======        ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
- -------------------------------------
Notes payable                                      $286,050          $64,327        $350,377
Accrued interest payable                              1,604                            1,604
Dividend payable                                      7,724                            7,724
Real estate taxes payable                             2,774              335           3,109
Accounts payable and accrued expenses -
construction                                          5,756                            5,756
Accounts payable and accrued expenses -
operating                                             2,869                            2,869
Security deposits                                     1,370              410           1,780
                                                    -------           ------          ------
 Total liabilities                                  308,147           65,072         373,219
                                                    -------           ------          ------
Minority interest of unitholders in
Operating Partnership                                46,639                           46,639
                                                    -------           ------         -------

Shareholders' equity:
  Common shares, $0.01 par value, 100,000,000
  shares authorized, 16,091,923 shares
  issued and outstanding at March 31, 1996              161                               161
  Additional paid-in capital                        268,760                           268,760
  Accumulated earnings (deficit)                    (49,903)                          (49,903)
                                                   --------         --------         --------

   Total shareholders' equity                       219,018                           219,018
                                                   --------          -------         --------
   Total liabilities and shareholders' equity      $573,804          $65,072         $638,876
                                                   ========          =======         ========


       The accompanying notes are an integral part of this balance sheet.

                            GABLES RESIDENTIAL TRUST
     Notes and Assumptions to Unaudited Pro Forma Consolidated Balance Sheet

(A)Reflects the April 23, 1996 acquisition of Pin Oak Green and Pin Oak Park Apartments, the related application of the earnest money deposit to the purchase price and the assumption of the security deposit and real estate tax liabilities.